                   HEALTHGRADES CONTENT DISTRIBUTION AGREEMENT

          THIS AGREEMENT is made by and between HealthGrades.com, Inc., a Delaware corporation with its principal offices located at 44 Union Boulevard, Suite 600, Lakewood, CO 80028 and XCare.net, a Delaware corporation with offices at 6400 South Fiddler's Green Circle, Suite 540, Englewood, CO 80111 ("Company") and is effective as of January 3, 2000 (the "Effective Date").

                                    RECITALS

          This Agreement is entered into with reference to the following facts:

          A. HealthGrades maintains on its Web Site (as defined below) and makes available to Internet users certain healthcare-related content and resources, including but not limited to proprietary ratings of physicians, hospitals and health plans;

          B. HealthGrades wishes to grant certain licenses to Company with respect to specific portions of its Web Site as set forth in this Agreement, and Company wishes to receive such licenses.

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and good and valuable consideration which the parties hereby acknowledge, the parties agree as follows:

                                    AGREEMENT

          1. DEFINITIONS.

          As used herein, the following terms have the following defined meanings:

          "ADVERTISING REVENUE" means net revenue (gross revenue less commissions and direct costs associated with such revenue, not to exceed 30%) received by HealthGrades or Company for Sponsorships or delivering Impressions of Banner Advertisements served on Bridge Pages or Search Results Pages.

          "BANNER ADVERTISEMENT" shall mean a rotating banner advertisement of 468 x 60 pixels located at the top and/or bottom of a Web Page.

          "BRIDGE PAGE" means a page to be jointly designed by Company and HealthGrades, and implemented by Company pursuant to the terms of this Agreement, that contains both the Company Marks and the HealthGrades Marks. These pages shall be served from Company's servers and shall contain HealthGrades' Content consistent with the technical specifications as set forth in Exhibit D. In no case shall a Bridge Page contain Search Results.

          "CLIENT" means any individual entity (typically included in Target Markets) that enters into a contract with HealthGrades to provide HealthGrades services.

          "COMPANY MARKS" means those Trademarks of Company set forth on Exhibit B hereto.

          "COMPANY WEB SITES" means the following Web Sites maintained by or on behalf of Company and its affiliates: www.realage.com.

          "CONTENT" means the portion of health care related information on HealthGrades' Web Site identified in Exhibit A.

          "HEALTHGRADES MARKS" means those Trademarks of HealthGrades set forth on Exhibit B hereto.

          "IMPRESSION" means a user's viewing of any discrete screen containing any Banner Advertisement.

          "HEALTHGRADES WEB SITE" means the Web Site which is located at www.HealthGrades.com.

          "INTELLECTUAL PROPERTY RIGHTS" MEANS ANY PATENT, COPYRIGHT, TRADEMARK, OR TRADE SECRET RIGHTS, moral rights and other intellectual property rights arising under the laws of any jurisdiction.

          "SEARCH RESULTS PAGE" means any page hosted on the HealthGrades Web Site which displays Content in response to queries and searches from Bridge Pages.

          "SPONSORSHIPS" means any payment received by Company or HealthGrades from a third party for promoting the name or product of such third party on the Bridge Page or Search Results Pages.

          "TRADEMARKS" means any trademarks, service marks, trade dress, trade names, corporate names, proprietary logos or indicia and other source or business identifiers.

          "TARGET MARKETS" means payer organizations, provider groups (i.e. IDNs, large clinics, etc...), and suppliers (i.e. labs, pharmaceutical companies, etc...)

          2. CERTAIN RIGHTS GRANTED.

          2.1 HealthGrades Grant. Subject to the terms and conditions of this Agreement, and during the term of this Agreement, HealthGrades hereby grants to Company a nonexclusive, limited purpose, revocable license to integrate the Content per the technical specifications as set forth in Exhibit D for the purpose of selling the HealthGrades.com/Xcare.net product as described in Exhibit E.

          2.2 LIMITATIONS. For the purpose of this agreement it is assumed that no advertising will be sold on the customized sites created for the delivery of HG Services unless otherwise specified by the Company or the Company's client. HealthGrades shall require users to "click through" its standard end user agreement prior to accessing any search results on the Search Results Page, and Company agrees not to interfere with this process. The parties agree that the Content specified on Exhibit A is the only Content licensed to Company pursuant this Agreement, and that other content or material from the HealthGrades Web Site may only be used by Company with the written permission of HealthGrades.

          2.3 HEALTHGRADES AND COMPANY'S MARKS LICENSES.

          (A) HealthGrades hereby grants to Company a nonexclusive, limited purpose, revocable license during the term of this Agreement to accurately use, reproduce, publish, and display the HealthGrades Marks subject to reasonable quality control standards which HealthGrades shall communicate to Company from time to time: (a) on the Company Web Sites in connection with the posting of hyperlinks to the HealthGrades Web Site; and (b) in promotional and marketing materials, content directories and indexes, and electronic and printed advertising, publicity, press releases, newsletters and mailings regarding Company's relationship with HealthGrades pursuant to this Agreement.

          (B) Company hereby grants to HealthGrades a nonexclusive, limited purpose, revocable license during the term of this Agreement to accurately use, reproduce, publish, and display the Company Marks, subject to reasonable quality control standards which Company shall communicate to HealthGrades from time to time, (a) on the Search Results Pages, at the discretion of HealthGrades: and (b) in promotional and marketing materials, content directories and indexes, and electronic and printed advertising, publicity, press releases, newsletters and mailings regarding HealthGrades' relationship with Company pursuant to this

              Agreement. This license entitles but does not require HealthGrades to use the Company Marks for the foregoing purposes.

          2.4 APPROVAL OF TRADEMARK USAGE. Except as specified in Section 2.3 above, both parties to this Agreement shall not use or exploit in any manner each other's Trademarks, except in such manner and media as the other party may consent to in writing, which consent shall not be unreasonably withheld or delayed.

          2.5 NONEXCLUSIVITY. Each party acknowledges and agrees that the rights granted to the other party in this Section 2 and this Agreement are non-exclusive, and that, without limiting the generality of the foregoing, nothing in this Agreement shall be deemed or construed to prohibit either party from participating in similar business arrangements as those described herein including soliciting third party advertisements or other materials, serving advertisements or other materials to third parties' Web Sites, or hosting or permitting third parties to place advertisements on such party's Web Site, whether or not, in each such case, such advertisements are competitive with the products, services or advertisements of the other party.

          3. CERTAIN OBLIGATIONS OF THE PARTIES.

          3.1 DESIGN OF BRIDGE PAGES AND SEARCH RESULTS PAGES. The parties agree to work together in good faith to design the Bridge Pages and Search Results Pages, which shall include the Company and HealthGrades Marks. Without limiting the generality of the foregoing, all Bridge Pages shall prominently display the HealthGrades logo, pursuant to the license granted in Section 2.3 above.

          3.2 ACCESSIBILITY OF WEB SITES. Each party will use commercially reasonable efforts to make its Web Sites accessible to end users and take reasonable measures to avoid interruptions in service. For the purposes of this Agreement, the Bridge Pages shall be deemed to be a component of Company's Web Sites and the Search Results Pages shall be deemed to be a component of HealthGrades' Web Site. The parties agree that users must furnish HealthGrades with the following information in order to access the "Report Card" and "Tools"
Content: (i) ZIP code, (ii) date of birth, (iii) gender, (iv) email address, and
(v) password. HealthGrades will place a cookie on the users computer to facilitate ease of accessing these tools in the future. Company and HealthGrades agree that each shall have an equal and independent right to use the user registration information subject only to any agreements with users upon their registration.

          3.3 IMPRESSION INFORMATION. Company shall track, and within fifteen
(15) days after the last day of each calendar month, provide to HealthGrades in electronic form, the number of Impressions served by Company on Bridge Pages. In addition, Company shall provide HealthGrades with password-protected access to the Company reporting server, with the intent of enabling HealthGrades to monitor Impressions on the Bridge Pages as frequently as Company may wish.

          3.4 PUBLICITY. The parties shall work together as mutually agreed upon to issue at least two publicity and general marketing communications concerning
a) the execution of this agreement and b) the launch of the HealthGrades Web Site on the Company Web Sites. Neither party shall issue such publicity and general marketing communications without the prior written consent of the other party (not to be unreasonably withheld). Neither party shall disclose the terms of this Agreement to any third party other than to counsel, auditors, and financial advisors, except as required by law.

          3.5 MARKETING. Xcare.net shall use its best efforts to sell the HealthGrades content to the Target Markets under the pricing model outlined in Exhibit C.

          4. ADVERTISING AND REVENUE SHARE

          4.1 PLACEMENT OF ADVERTISEMENTS AND SPONSORSHIPS. The parties hereby agree that only Company shall have the right to solicit the sale of and sell advertisements and sponsorships relating to the Content that appears on the Bridge Pages. Similarly, Company and HealthGrades agree that only
HealthGrades.com shall have the right to solicit the sale of and sell advertisements and sponsorships on the Search Results Pages.

          4.2 REMUNERATION AND RECORDS. The parties agree to share in the Advertising Revenues as set forth on Exhibit C. Advertising Revenue payments will paid within fifteen (15) days following the last day of the calendar month in which the applicable Advertising Revenues are received. Said payments shall commence the first month following the implementation of the Results Pages. HealthGrades will provide Company a report, along with said payment, setting forth Advertising Revenues received by it for such month and the percentage payable to Company during the term, HealthGrades shall maintain accurate records of Banner Advertisements served to the Search Results Pages, Impressions thereof, and Advertising Revenues received and calculations of the fees payable to Company.

          HealthGrades may, during the term of this Agreement, implement an electronic data interchange or other automated reporting/remittance system to assist in the maintenance of HealthGrades agreements. Company agrees to cooperate with HealthGrades in the implementation of such a system to the extent that parties may be required to submit payments, reports or other data.

          4.3 AUDIT. HealthGrades shall have the right, upon reasonable advance notice to Company, to review those records of Company necessary to verify the Advertising Revenues payable and paid to HealthGrades, but not more often than twice per year. Any such audit will be conducted at HealthGrades' expense and at such times and in such a manner as not to unreasonably interfere with Company's normal operations. If any such audit reveals an error of at least 5% in the payment of Advertising Revenues in favor of HealthGrades, then Company shall immediately pay to HealthGrades both the costs of such audit and any such deficiency.

          5. WARRANTIES, INDEMNIFICATION AND LIMITATION OF DIRECT LIABILITY

          5.1 WARRANTIES

          Each party to this Agreement represents and warrants to the other party that:

          a) it has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder;

          b) its execution of this Agreement by such party and performance of its obligations hereunder, do not and will not violate any agreement to which it is a party or by which it is bound;

          c) when executed and delivered, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms; and

          d) its respective Web Site(s) and the content contained therein does not contain any material that is obscene, libelous or defamatory, or infringes any third party Intellectual Property rights in the United States;

          e) it shall comply with all applicable local, state, federal, national, and international laws and regulations in performing its obligations hereunder.

          5.2 INDEMNIFICATION. Each party (the "Indemnifying Party") will defend, indemnify and hold harmless the other party and its parent, subsidiary, and affiliates, if any (collectively, the "Indemnified Party"), the directors, officers, employees and agents of the Indemnified Party, from and against any



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

and all claims, costs, losses, damages, judgments and expenses (including reasonable attorneys' fees) arising out of or in connection with any third-party claim alleging any breach of such party's representations or warranties set forth in this Agreement. The Indemnified Party shall promptly notify the Indemnifying Party of any such claim of which it becomes aware and shall: (a) at the Indemnifying Party's expense, provide reasonable cooperation to the Indemnifying Party in connection with the defense or settlement of any such claim; and (b) at the Indemnified Party's expense, be entitled to participate in the defense of any such claim. The Indemnifying Party shall not acquiesce to any judgment or enter into any settlement that adversely affects the Indemnified Party's rights or interests without prior written consent of the Indemnified Party.

          5.3 LIMITATION OF LIABILITY; DISCLAIMER.

                   (a) Liability. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING DIRECTLY OR INDIRECTLY FROM THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

                   (b) No Additional Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE),
AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY CLAIM IN TORT (INCLUDING NEGLIGENCE), IN EACH CASE, REGARDING THEIR WEB SITES, ANY PRODUCTS OR SERVICES DESCRIBED THEREON, THE CONTENT, ANY BANNER ADVERTISEMENTS, OR ANY OTHER ITEMS OR SERVICES PROVIDED UNDER THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTY'S WEB SITES AND THE CONTENT (INCLUDING ANY SERVERS OR OTHER HARDWARE, SOFTWARE AND ANY OTHER ITEMS USED OR PROVIDED BY THE OTHER PARTY OR ANY THIRD PARTIES IN CONNECTION WITH HOSTING THE HEALTHGRADES WEB SITE, COMPANY WEB SITES, OR THE CONTENT OR PERFORMANCE OF ANY SERVICES HEREUNDER) ARE PROVIDED "AS IS" AND THAT NEITHER PARTY MAKES ANY WARRANTY THAT IT WILL CONTINUE TO OPERATE ITS WEB SITES IN THEIR CURRENT FORM (EXCEPT AS NECESSARY TO PERFORM ITS OBLIGATIONS HEREUNDER), THAT ITS WEB SITES WILL BE ACCESSIBLE WITHOUT INTERRUPTION, THAT THE SITES WIlL MEET THE SPECIFIC REQUIREMENTS OR EXPECTATIONS OF THE OTHER PARTY (EXCEPT AS NECESSARY TO PERFORM ITS OBLIGATIONS HEREUNDER), OR THAT THE CONTENT OR ANY OTHER ANY MATERIALS ON ITS WEB SITES OR THE SERVERS AND SOFTWARE THAT MAKES ITS WEB SITES AVAILABLE ARE FREE FROM ERRORS, DEFECTS, DESIGN FLAWS OR OMISSIONS.

          6. TERM AND TERMINATION.

          6.1 TERM. The term shall commence on the Effective Date of this Agreement and, unless earlier terminated as provided below, shall end on the one year anniversary thereof.

          6.2 TERMINATION. Either party may terminate the Agreement upon not less than thirty (30) days prior written notice to the other party of any material breach hereof by such other party, provided that such other party has not cured such material breach within such thirty (30) day period. Either party may terminate this Agreement without cause, for any reason, on ninety (90) days prior written notice to Company.

          6.3 EFFECT OF TERMINATION. Upon termination or expiration of the term for any reason, all rights and obligations of the parties under this Agreement shall be extinguished, except that: (a) all payment obligations accrued hereunder to the date of termination or expiration shall survive such termination or expiration; and (b) the rights and obligations of the parties under Sections 5, 6, 7 and 8 shall survive such termination or expiration.

          7. INTELLECTUAL PROPERTY

          7.1 COMPANY. As between the parties, Company retains all right, title and interest in and to the Company Web Sites (including the Bridge Page, any and all content, data, URLs, domain names, technology, software, code, user interfaces, "look and feel", Trademarks and other items posted thereon or used in connection or associated therewith; but excluding any Content, HealthGrades Marks, software, or other material or content supplied by HealthGrades) and the Company Marks along with all Intellectual Property Rights associated with any of the foregoing. For the avoidance of doubt, to the extent HealthGrades supplies software solutions, code, documentation, data, files, images, scripts, or other tools ("Tools") to Company to facilitate establishing the Bridge Page, such Tools are owned and shall continue to be owned by HealthGrades, whether or not such Tools are incorporated into the Bridge Page. All goodwill arising out of HealthGrades' use of any of the Company Marks shall inure solely to the benefit of Company.

          7.2 HEALTHGRADES. As between the parties, HealthGrades retains all right, title and interest in and to the Content and the HealthGrades Web Site (including, without limitation, the Search Results Page, any and all content, data, URLs, domain names, technology, software, code, user interfaces, "look and feel", Trademarks and other items posted thereon or used in connection or associated therewith; but excluding any material or content or Company Marks supplied by Company) and the HealthGrades Marks, along with all Intellectual Property Rights associated with any of the foregoing. All goodwill arising out of Company's use of any of the HealthGrades Marks shall inure solely to the benefit of HealthGrades.

          7.3 PROPRIETARY RIGHTS NOTICES. HealthGrades and Company acknowledge that the Search Results Pages may contain proprietary rights notices, including those designating third party content supplied by HealthGrades content providers.

          7.4 OTHER TRADEMARKS. HealthGrades shall not register or attempt to register any of the Company Marks or any Trademarks which Company reasonably deems to be confusingly similar to any of the Company Marks. Company shall not register or attempt to register any of the HealthGrades Marks or any Trademarks which HealthGrades reasonably deems to be confusingly similar to any of the HealthGrades Marks.

          7.5 FURTHER ASSURANCES. Each party shall take, at the other party's expense, such reasonable action (including, without limitation, execution of affidavits or other documents) as the other party may reasonably request to effect, perfect or confirm such other party's ownership interests and other rights as set forth above in this Section 7.

          8. GENERAL PROVISIONS

          8.1 CONFIDENTIALITY. Each party (the "Receiving Party") undertakes to retain in confidence the terms of this Agreement and all other non-public information and know-how of the other party disclosed or acquired by the Receiving Party pursuant to or in connection with this Agreement which is either designated as proprietary and/or confidential or by the nature of the circumstances surrounding disclosure, ought in good faith to be treated as proprietary and/or confidential ("Confidential Information");



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


provided that each party may disclose the terms and conditions of this Agreement to legal and financial consultants in connection with its business. Each party agrees to use commercially reasonable efforts to protect Confidential Information of the other party, and in any event, to take precautions at least as great as those taken to protect its own confidential information of a similar nature. Company acknowledges that the terms of this Agreement are Confidential Information of HealthGrades. The foregoing restrictions shall not apply to any information that: (a) was known by the Receiving Party prior to disclosure thereof by the other party; (b) was in or entered the public domain through no fault of the Receiving Party; (c) is disclosed to the Receiving Party by a third party legally entitled to make such disclosure without violation of any obligation of confidentiality; (d) is required to be disclosed by applicable laws or regulations (but in such event, only to the extent required to be disclosed); or (e) is independently developed by the Receiving Party without reference to any Confidential Information of the other party. Promptly upon request of the other party, or in any event upon any termination or expiration of this Agreement, each party shall return to the other all materials, in any medium, which contain, embody, reflect or reference all or any part of any Confidential Information of the other party. Each party acknowledges that breach of this provision by it would result in irreparable harm to the other party, for which money damages would be an insufficient remedy, and therefore that the other party shall be entitled to seek injunctive relief to enforce the provisions of this Section 8.1.

          8.2 INDEPENDENT CONTRACTORS. Company and HealthGrades are independent contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture, franchise or agency relationship between Company and HealthGrades. Neither party has any authority to enter into agreements or make representations or warranties of any kind on behalf of the other party.

          8.3 ASSIGNMENT. Neither party may assign this Agreement or any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party, not to be unreasonably withheld; except that either party may, without the other party's consent, assign this Agreement or any of its rights or delegate any of its duties under this Agreement: (a) to any affiliate of such party; or (b) to any purchaser of all or substantially all of such party's assets or stock or to any successor by way of merger, consolidation or similar transaction. Subject to the foregoing, this Agreement will be binding upon, enforceable by, and inure to the benefit of the parties and their respective successors and assigns.

          8.4 CHOICE OF LAW; FORUM SELECTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado without reference to its choice of law rules. Company hereby irrevocably consents to exclusive personal jurisdiction and venue in the state and federal courts located in Denver, Colorado with respect to any actions, claims or proceedings arising out of or in connection with this Agreement, and agrees not to commence or prosecute any such action, claim or proceeding other than in the aforementioned courts.

          8.5 NONWAIVER; SEVERABILITY; SURVIVAL. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party. If any term, provision, covenant or condition of this Agreement is held invalid or unenforceable for any reason, the remainder of the provisions will continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated. The provisions of this Agreement relating to confidentiality, representations and warranties, indemnification obligations, governing law, limitations on licensing, and any others which expressly survive will survive the termination or expiration of this Agreement for any reason.

          8.6 FORCE MAJEURE. Neither party shall be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, wars, strikes or other labor disputes, fires, transportation contingencies, interruptions in telecommunications or Internet services or network provider services, failure of equipment and/or software, other catastrophes or any other occurrences which are beyond such party's reasonable control.

          8.7 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be given in writing and delivered in person, or delivered by recognized overnight courier service, properly addressed and stamped with the required postage, to the person signing this Agreement on behalf of the applicable party at its address specified in the opening paragraph of the agreement and shall be deemed effective in the case of hand delivery upon receipt and in the case of delivery via overnight courier, the next business day after sending. Either party may from time to time change the person to receive notices or its address by giving the other party notice of the change in accordance with this section.

          8.8 INTEGRATION. This Agreement contains the entire understanding of the parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements or negotiations between HealthGrades and Company concerning the subject matter hereof, and cannot be amended except by a writing signed by both parties.










          IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date set forth above.

XCARE.NET                                    HEALTHGRADES.COM, INC.
("COMPANY")                                  ("HEALTHGRADES")

By /s/ THOMAS M. PIAUKO                      By /s/ PETER A. FATIANOW
   ----------------------------------------     -------------------------------

Name   Thomas M. Piauko                      Name   Peter A. Fatianow
       ------------------------------------         ---------------------------

Title  Sr. VP Sales & Business Development   Title  Senior Vice President
       ------------------------------------         ---------------------------

Date   2/28/2000                             Date   2/28/00
       ------------------------------------         ---------------------------



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

                                    EXHIBIT A
                                     CONTENT

The Content consists only of the portions of the www.HealthGrades.com Web Site which provide users access to HealthGrades' proprietary or licensed rating and other information regarding hospitals, health plans, physicians, and other health care providers and facilities.

                                    EXHIBIT B

                                   TRADEMARKS


HEALTHGRADES MARKS

HEALTHGRADES(TM)
HEALTHGRADES.COM(TM)



COMPANY MARKS

XCARE.NET(TM)
XCARE(TM)
SOLUTION CHANNELS(TM)
SOLUTION ARCHITECTS(TM)
EXTENSIBLE CARE SYSTEM(TM)
MATCHNET(TM)
MIDPAY ACCELERATOR(TM)
BUSINESS TO BUSINESS PLATFORM FOR EHEALTH(TM)
DATAFABRIC(TM)
LOGICFABRIC(TM)
EHEALTH DEVELOPMENT DISCIPLINE(TM)
EDD(TM)

                                    EXHIBIT C

                            ADVERTISING REVENUE SHARE



          HealthGrades shall receive  *  percent( * ) of all Advertising
          Revenue received by Company from the Bridge Pages hosted by Company. Company shall receive fifty percent (50%) of all Advertising Revenue received by HealthGrades from the Search Pages hosted by HealthGrades.

                                      *  *




                                  PRICING MODEL

          Company shall market the HealthGrades content in one of three options described below and pay HealthGrades the negotiated price as shown below:

OPTION 1     Pay as you go                 HealthGrades will be paid       $ *  per page

OPTION 2     Prepaid purchase              HealthGrades will be paid       $ *  per page

OPTION 3     Per member per year (PMPY)    HealthGrades will be paid       $ *  PMPY

For those clients choosing Option 1 or 2, if they exceed the equivalent of their PMPY they may elect to pay a * premium above their PMPY and receive unlimited access to HealthGrades content.




* This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities and Exchange Act of 1934, as amended.

                                    EXHIBIT D

                            TECHNICAL SPECIFICATIONS
                         FOR INTEGRATION OF CONTENT FROM

                              WWW.HEALTHGRADES.COM

          SUMMARY:

          HealthGrades.com offers two ways to integrate HealthGrades.com rating/directory data into your site:


          Embedded Forms

              1.   Create a Bridge Page.
              2.   Include standard search forms on your site.
              3.   Customize the search forms on your site.
              4.   Create custom framesets with Search Results Pages.
              5. Visit: http://www.HealthGrades.com/3rd party/examples.cfm for a listing of the HealthGrades.com forms and elements to include/submit.




          Custom Wrapper Site

              1.   Keep a custom look and feel of your site ("wrapper").
              2. Core application components only (i.e., Report Cards & Directories).
              3. Visit http://www.HealthGrades.com/3rd party/examples.cfm for a link to an example wrapper.

                                    EXHIBIT E

                     HealthGrades.com/XCare.net Product Plan

          Xcare.net will market customized health care ratings and directory services as provided by HealthGrades.com ("HG Services") to the Target Markets. As part of this agreement, HealthGrades shall require a minimum payment upon the commencement of each Client agreement (to be determined on a case-by-case basis) of which HealthGrades shall retain 100%. Thereafter, HealthGrades.com and Xcare.net agree that HealthGrades.com shall receive payment for HG Services as established in the Pricing Model set forth in Exhibit C.

Product Description:

1. HealthGrades.com shall provide Client with HG Services that Client's members will be able to access from Clients web site.

2. The HG Services shall provide Client with ratings and directory services customized to include only those providers and facilities specified by Client. (i.e., when a user accesses a Client's web site and uses the HealthGrades.com rating/directory services, that user will only see a list of providers/facilities that are part of the Client's panel of providers).

3. Data elements required by HealthGrades.com from clients include (but are not limited to):

     o    Hospital code

     o    Provider UPIN

     o    Provider last name

     o    Provider first name

     o    Provider address (city, state, ZIP)

     o    Provider specialty

4. Clients will provide timely data updates (preferably monthly in a complete replace format) to HealthGrades.com in a mutually agreeable format.

5. HealthGrades.com needs to approve of each client's customization plan and data transfer capabilities before proceeding with implementation.

This description is for informational purposes only. HG Services specifications shall be set forth along with terms and conditions by separate agreement entered into between HealthGrades.com and Client. HealthGrades.com shall provide XCare.net with a sample of such agreement.

                      EXHIBIT E -- TECHNICAL SPECIFICATIONS

                   HealthGrades.com/Xcare.net Product Overview

1. HG Technical Staff understands that each Client may have different specialties within their site. Therefore, a cross reference table must be mutually developed between each Client and HG.

2. HG Technical Staff understands that each Client will provide an electronic data file of providers that they are only interested in. This data transfer mechanism may vary based on the technology in place at each client's facility.

3. HG Technical Staff and each Client will mutually agree on the processing that will take place given some different scenarios such as; unmatched results; multiple results; etc. within the Search Results pages.

4. HG Technical Staff will develop a "model" database containing the necessary and optional data elements for the specialty and provider tables. These table will be the foundation that all Client's information is fed into.

5. The Search Results Pages reside on HG Servers and have one standard, vanilla "look and feel". In other words, no customization will be provided for each Client. The Client will be able to "wrap" the Results Pages with their "look and feel".

6.        Conceptually, the process would be laid out as follows:


                             [ORGANIZATIONAL CHART]

These specifications are very high level and may change based on mutual consent.

          INCLUDING FORMS: CO-BRANDED RESOURCE PAGE

          An example of a Bridge Page that links to other Bridge Pages with HealthGrades.com search forms.


                          [INTERNET WEB PAGE GRAPHIC]

          INCLUDING FORMS: INCLUDING FORMS (CON'T)

          Here is an include of the search form for "Physician Report Cards" into a Bridge Page.

                          [INTERNET WEB PAGE GRAPHIC]

          INCLUDING FORMS: INCLUDING FORMS (CON'T)

          Another design approach to including the "Physician Report Cards" form into a site.


                          [INTERNET WEB PAGE GRAPHIC]

          INCLUDING FORMS: CUSTOMIZING FORMS.

          This is an example show how a partner customized our search forms to better adhere to the look and feel of their site. All customization must first be approved by HealthGrades.com.


                          [INTERNET WEB PAGE GRAPHIC]

          FRAMING CUSTOMIZED RESULTS

          Customized framesets provide a way for a user to get back to your site while being able to view the Search Results Pages.



                          [INTERNET WEB PAGE GRAPHIC]

          WRAPPER SOLUTION

                To integrate your site wrapper, please provide:

                1. URL address to your header

                2. URL address to your toolbar

                3. URL address to your footer

                4. Modified user agreement (if you require our to be modified).

          Visit an online example at
http://www.healthgrades.com/example/index.cfin?vendor=example



                          [INTERNET WEB PAGE GRAPHIC]

          EXAMPLE OF A WRAPPER SOLUTION:



                          [INTERNET WEB PAGE GRAPHIC]